UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2019

V. F. Corporation

(Exact name of registrant as specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8505 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of principal executive offices)

(720) 778-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, without par value, stated capital $.25 per share 0.625% Senior Notes due 2023	VFC VFC23	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

V.F. Corporation (“VF”) held its annual meeting of shareholders (the “Meeting”) on July 16, 2019. At the Meeting, VF shareholders voted on the election of twelve directors, whether to approve named executive officer compensation, and the ratification of the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the 2020 fiscal year.

The final voting results were as follows:

1.	With respect to the election of the nominees as directors of VF, the votes were cast for the nominees as set forth opposite their names below:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Richard T. Carucci	321,904,959.09	1,009,647.67	44,532,265
Juliana L. Chugg	322,224,078.36	690,528.41	44,532,265
Benno Dorer	322,290,782.23	623,824.53	44,532,265
Mark S. Hoplamazian	322,175,010.50	739,596.26	44,532,265
Laura W. Lang	322,273,069.59	641,537.17	44,532,265
W. Alan McCollough	312,147,953.71	10,766,653.06	44,532,265
W. Rodney McMullen	299,592,332.27	23,322,274.49	44,532,265
Clarence Otis, Jr.	312,830,758.49	10,083,848.28	44,532,265
Steven E. Rendle	310,001,526.49	12,913,080.27	44,532,265
Carol L. Roberts	322,368,493.85	546,112.91	44,532,265
Matthew J. Shattock	319,627,292.95	3,287,313.81	44,532,265
Veronica B. Wu	322,307,731.94	606,874.83	44,532,265

2.	With respect to the advisory vote to approve named executive officer compensation, the votes were cast for the proposal as set forth below:

Votes For: 303,304,225.60

Votes Against: 14,795,001.97

Votes Abstaining: 4,815,379.19

Broker Non-Votes: 44,532,265

3.

With respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the 2020 fiscal year, the votes were cast for the proposal as set forth below:

Votes For: 359,646,605.47

Votes Against: 7,388,287.78

Votes Abstaining: 411,978.51

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION

By:	/s/ Laura C. Meagher
Name: Laura C. Meagher
Title: Executive Vice President, General Counsel & Secretary

Dated: July 16, 2019